SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                             January 25, 2002
                             ----------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------

            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------

        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------


                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------

            (Registrant's telephone number including area code)


            This report (including exhibits)consists of 6 pages.


                  The Exhibit Index is located on page 4.

Item 5.  Other Events
         ------------

              In implementation of an arrangement reached with the New York Stock Exchange, North European Oil Royalty Trust announced on January 25, 2002 an impending change in the symbol under which units of beneficial interest in the Trust are traded on the New York Stock Exchange. Additionally on January 29, 2002, the Trust announced the commencement of trading of units of beneficial interest in the Trust under the new symbol effective with the opening of trading on the New York Stock Exchange.



Item 7.  Financial Statements and Exhibits
         ----------------------------------


         (c) Exhibits
             --------

               Exhibit 99.1. A press release dated January 25, 2002 and disseminated through PR Newswire announcing a change in the ticker symbol used on the New York Stock Exchange for units of beneficial interest in North European Oil Royalty Trust.

               Exhibit 99.2. A press release dated January 29, 2002 and disseminated through PR Newswire announcing the commencement of trading of units of beneficial interest in North European Oil Royalty Trust on the New York Stock Exchange under the new symbol.

                               SIGNATURES
                               ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------

                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------

                                                John R. Van Kirk
                                                Managing Director


Dated:   February 14, 2002

                              EXHIBIT INDEX
                              -------------



                                                                    Page


          Exhibit 99.1.  A press release dated January 25, 2002       5
                         and disseminated through PR Newswire
                         announcing a change in the ticker symbol used on the New York Stock Exchange for units of beneficial interest in North
                         European Oil Royalty Trust.

          Exhibit 99.2.  A press release dated January 29, 2002       6
                         and disseminated through PR Newswire
                         announcing the commencement of trading
                         of units of beneficial interest in North
                         European Oil Royalty Trust on the
                         New York Stock Exchange under the
                         new symbol.